Exhibit 99.2

AMBICOM HOLDINGS, INC.
Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been prepared by AmbiCom Holding, Inc. to reflect its completed acquisition of AmbiCom Acquisition, Inc. ("AAC"), on January 15, 2010, as described in Item 2.1 of the Current report on Form 8-K filed on January 15, 2010.  The unaudited pro forma consolidated financial statements include a Balance Sheet as of July 31, 2009 (using the July 31, 2009 Balance Sheet of AAC) and Statements of Operations for the twelve months ended July 31, 2009 (using the twelve months ended July 31, 2009 for AAC) and three months ended October 31, 2009.

The following assumptions were used in preparing the adjustments for the consolidated pro forma financial statements:

1
Adjustments relating to the unaudited pro forma consolidated balance sheet were computed assuming the transaction was consummated at the date of the most recent fiscal year and all adjustments are directly attributable to the transaction and are factually supportable.

2
Adjustments relating to the unaudited pro forma consolidated statements of operations were computed assuming the transaction was consummated on the first day of the fiscal period and include adjustments which are directly attributable to the transaction, are expected to have a continuing impact and are factually supportable.

Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The unaudited pro forma consolidated financial statements are presented for information purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained in the future.  The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with out Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on September 25, 2009, Quarterly Report on Form 10-Q filed with the SEC on December 10, 2009 and recent Current Report on Form 8-K.

AMBICOM HOLDINGS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS

	Med Control, Inc.	AmbiCom Acquisition Corp.
	July 31, 2009	July 31, 2009			Proforma
	(audited)	(unaudited)	Adjustments	Note #	(unaudited)
ASSETS
Current assets:
Cash	24.00	131,713.45	245,000.00	2	376,737.45
Accounts receivable		408,353.92			408,353.92
Inventory		100,372.26			100,372.26
Other receivable		10,299.57			10,299.57
Prepaid expense		227,012.18			227,012.18
Total current assets	24.00	877,751.39			1,122,775.39

Net property, equipment,		11,345.00			11,345.00
Acquisition cost			50,000.00	1	50,000.00
Deposit		4,138.00			4,138.00
Total assets	24.00	893,234.39	295,000.00		1,188,258.39

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	6,500.00	61,748.02			68,248.02
Accounts payable - other		163,804.42			163,804.42
Unearned revenue		134.63			134.63
Income tax payable		(451.00)			(451.00)
Due to related party	6,285.00	135,000.00			141,285.00
Current Notes payable		105,000.00			105,000.00
Total current liabilities	12,785.00	465,236.07			478,021.07

LONG TERM LIABILITIES, Notes payable		280,000.00			280,000.00

Total liabilities	12,785.00	745,236.07			758,021.07

STOCKHOLDERS' EQUITY
Med Control: Common stock, $0.001 par value,
Authorized 75,000,000 shares of common stock,
Issued and outstanding 6,190,500 shares of common stock	6,190.00		20,059.50	1,2	26,249.50
AmbiCom: Common stock, $0.001 par value,					0.00
Authorized 75,000,000 shares of common stock,
Issued and outstanding 20,000,000 shares of common stock		20,000.00	(20,000.00)	1	0.00
AmbiCom: 50,000,000 shares will be designated preferred stock
Preferred stock B, $0.001 per share; 26,000,000 shares issued			2,600.00	1	2,600.00
Preferred stock A, $0.001 per share; 7,050,000 shares issued		7,050.00	(7,050.00)	1	0.00
Additional paid in capital	3,620.00	10,592,714.00	525,800.00	1,2	11,122,134.00
Accumulated Deficit	(22,571.00)	(10,471,765.68)	(226,409.50)	1,2	(10,720,746.18)
Total stockholders' equity	(12,761.00)	147,998.32	295,000.00		430,237.32

Total liabilities and stockholders' equity	24.00	893,234.39	295,000.00		1,188,258.39

AMBICOM HOLDINGS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Med Control, Inc.	AmbiCom Acquisition Corp.
	Twelve Months ended	Twelve Months ended			Proforma
	July 31, 2009	July 31, 2009
	(audited)	(unaudited)	Adjustments	Note #	(unaudited)
Sales	0.00	2,327,141.25			2,327,141.25

Cost of goods sold	0.00	1,523,481.47			1,523,481.47

Gross profits	0.00	803,659.78			803,659.78

EXPENSES
Depreciation		(140,672.22)			(140,672.22)
Professional fees	(14,500.00)	(87,235.73)			(101,735.73)
Selling and general expenses	(5,349.00)	(1,106,148.89)			(1,111,497.89)
Total expenses	(19,849.00)	(1,334,056.84)			(1,353,905.84)

Income from operations	(19,849.00)	(530,397.06)			(550,246.06)

Other income (expense)
Other income		839,922.21			839,922.21
Service income		8,265.94			8,265.94
Other expense		(7,950.86)			(7,950.86)
Interest expense, net		(16,433.22)			(16,433.22)
Net other income (expense)	0.00	823,804.07			823,804.07

Income before income tax	(19,849.00)	293,407.01			273,558.01

Provision for income tax		(800.00)			(800.00)

Net income (loss)	(19,849.00)	292,607.01			272,758.01

Earnings per share	(0.0032)				0.0050

Weighted average number of shares outstanding	6,136,489				54,650,000

Diluted Earnings per share					0.0049

Weighted average number of shares outstanding					55,900,000

AMBICOM HOLDINGS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Med Control, Inc.	AmbiCom Acquisition Corp.
	Three Months ended	Three Months ended			Proforma
	October 31, 2009	October 31, 2009
	(unaudited)	(unaudited)	Adjustments	Note #	(unaudited)
Sales	0.00	797,887.13			797,887.13

Cost of goods sold	0.00	421,561.55			421,561.55

Gross profits	0.00	376,325.58			376,325.58

EXPENSES
Depreciation
Selling and general expenses		(330,799.66)			(330,799.66)
Acquisition expenses		(3,576.85)	(223,809.50)	1	(227,385.35)
Professional fees	(4,500.00)	(4,420.00)			(8,920.00)
Total expenses	(4,500.00)	(338,796.51)			(567,105.01)

Income from operations	(4,500.00)	37,529.07			(190,779.43)

Other income (expense)
Other income		(1,305.44)			(1,305.44)
Service income		801.32			801.32
Other expense		(0.90)			(0.90)
Interest expense, net		(2,980.77)			(2,980.77)
Net other income /expense	(4,500.00)	(3,485.79)			(7,985.79)

Income before income tax	(4,500.00)	34,043.28			(198,765.22)

Provision for income tax		(800.00)			(800.00)

Net income (loss)	(4,500.00)	33,243.28			(199,565.22)

Earnings per share	(0.0007)				(0.0036)

Weighted average number of shares outstanding	6,136,489				54,650,000

Diluted Earnings per share					(0.0036)

Weighted average number of shares outstanding					55,900,000

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1
The authorized capital stock of MCI consists of 75,000,000 shares of MCI Common Stock. Immediately prior to the Closing and after giving effect to the Amendment the authorized capital stock of MCI shall be 1,050,000,000 shares of which 1,000,000,000 will be designated MCI Common Stock and 50,000,000 will be designated preferred stock, 38 million shares of which will be blank check preferred.  Immediately prior to the Closing and after giving effect to the surrender and subsequent cancellation of 6,000,000 shares of MCI Common Stock by MCAC in connection with the Split-Off and the Forward Split there shall be 25,000,000 shares of MCI Common Stock issued and outstanding, MCI acquires all of the AmbiCom Shares from the AmbiCom Holders solely in exchange for an aggregate of 20,000,000 newly issued shares of MCI Common Stock (the “Common Exchange Shares”), 7,050,000 shares of a newly-created class of MCI’s Series A Preferred Stock (the “Series A”), 2,600,000 shares of a newly-created class of MCI’s Series B Preferred Stock (the “Series B”), warrants to purchase 500,000 shares of MCI Common Stock at the exercise price of $0.50 per share (the “MCI Warrants”) and options to acquire 5,500,000 shares of MCI Common Stock and 2,350,000 shares of MCI Series A Preferred Stock at the purchase price of $0.01 per share MCI changes its name to AmbiCom Holdings, Inc.

2	Contemporaneous with the Closing of the Share Exchange, the Company closed on an approximate $500,000 financing in the sale of 1,250,000 shares of common stock at a price of $.40 per share.